                                  EXHIBIT 21.1

                        MEDCATH CORPORATION SUBSIDIARIES



                                                            Jurisdiction of
Name                                                  Organization/Incorporation
----                                                  --------------------------
AHH Management, Inc.                                        North Carolina
Arizona Heart Hospital, LLC                                 Arizona
Austin MOB, Inc.                                            North Carolina
Caldwell Cardiology Services, LLC                           North Carolina
Cape Cod Cardiology Services, LLC                           North Carolina
Central Park Medical Office Building, LP                    Texas
Center for Cardiac Sleep Medicine, LLC                      North Carolina
CHF Centers of America, LLC                                 North Carolina
Colorado Springs Cardiology Services, LLC                   Colorado
DTO Management, Inc.                                        North Carolina
Gaston Cardiology Services, LLC                             North Carolina
Greensboro Heart Center, LLC                                North Carolina
HHBF, Inc.                                                  North Carolina
H&S Land Company, LLC                                       Louisiana
Harlingen Hospital Management, Inc.                         North Carolina
Harlingen Medical Center, LP                                North Carolina
Harlingen Partnership Holdings, Inc.                        Arizona
Heart Hospital of BK, LLC                                   North Carolina
Heart Hospital of DTO, LLC                                  North Carolina
Heart Hospital IV, L.P.                                     Texas
Heart Hospital of Lafayette, LLC                            Delaware
Heart Hospital of New Mexico, LLC                           New Mexico
Heart Hospital of San Antonio, LP
  d/b/a TexSAn Heart Hospital                               Texas
Heart Hospital of South Dakota, LLC                         North Carolina
Heart Research Centers International, LLC                   North Carolina
Heart South Imaging II, LLC                                 Georgia
Hospital Pharmacy of Bakersfield, Inc.                      California
Hospital Management IV, Inc.                                North Carolina
Lafayette Hospital Management, Inc.                         North Carolina
Louisiana Heart Hospital, LLC                               North Carolina
Louisiana Hospital Management, Inc.                         North Carolina
MedCath of Arkansas, Inc.                                   North Carolina
MedCath Cardiology Consulting & Management, Inc.            Arizona
MedCath Diagnostics, LLC                                    North Carolina
MedCath Holdings, Inc.                                      Delaware
MedCath Incorporated                                        North Carolina
MedCath Intermediate Holdings, Inc.                         Delaware
MedCath of Little Rock, L.L.C.                              North Carolina
MedCath Management of Ohio, Inc.                            Ohio
MedCath of McAllen, L.P.                                    North Carolina
MedCath of New Jersey Cardiac Testing Centers, LP           North Carolina
MedCath Nuclear Services, LLC                               North Carolina
MedCath of Texas, Inc.                                      North Carolina
MedCath of Tucson, L.L.C.                                   North Carolina
Metuchen Nuclear Management, LLC                            Delaware
Milwaukee Hospital Management, Inc.                         North Carolina
NM Hospital Management, Inc.                                North Carolina
Ohio Cardiac Management, LLC                                North Carolina
San Antonio Hospital Management, Inc.                       North Carolina
San Antonio Holdings, Inc.                                  Arizona
Sioux Falls Hospital Management, Inc.                       North Carolina
Slidell-Covington Heart Center, LLC                         North Carolina
Southern Arizona Heart, Inc.                                North Carolina
Sun City Cardiac Center Associates                          Arizona
The Heart Hospital of Milwaukee, LLC                        Delaware
Venture Holdings, Inc.                                      Arizona
Wilmington Heart Center, LLC                                North Carolina
WMS Management, Inc.                                        Ohio